EXHIBIT 10.14

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                               TELEGEN CORPORATION

                                   WARRANT FOR
                                  COMMON STOCK


                            Dated _____________, 1997


         This certifies that for value received:

                _________________________________________, (the "Purchaser")

or registered assigns, is entitled, subject to the terms set forth herein, to purchase from TELEGEN CORPORATION, a California corporation (the "Company"), up to _______ fully paid and non-assessable shares of the Company's Common Stock, without par value, at the price of $2.25 per share. The initial purchase price of $2.25 per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Section 4 herein.

1.       Definitions

         "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act and the Securities Exchange Act of 1934.

         "Common Stock" means the Company's Common Stock, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

         "Company" means Telegen Corporation, a California corporation, and any successor corporation.

         "Exercise Period" means the period commencing on the date hereof and terminating at the earliest to occur of: (i) 5:00 p.m., Pacific Time on the fourth anniversary of the date hereof, or (ii) the time immediately prior to the closing of (x) a merger or consolidation of the Company with or into another entity in which the shareholders of the Company immediately before such merger or consolidation own less than a majority of the surviving or resulting entity's outstanding voting stock immediately thereafter, or (iii) a sale of all or substantially all of the Company's assets.

         "Exercise Price" means the price per share of Common Stock set forth in the preamble paragraph to this Warrant, as such price may be adjusted pursuant to Section 4 hereof.

         "Fair Market Value" means the closing sale price or if not available then the closing bid price on a given trading day of the Company's Common Stock as reported on the Nasdaq SmallCap Market under the symbol TLGN or other national exchange, including the elctronic bulletin board or as determined by the Company's Board of Directors in good faith, as applicable.

         "Holder" means the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

         "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

         "Principal Executive Office" means the Company's office at 101 Saginaw Drive, Redwood City, California 94063, or such other office as designated in writing to the Holder by the Company.

         "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Shareholder" means a holder of one or more Warrant Shares or shares of Common Stock acquired upon conversion of Warrant Shares.

         "Warrant" means this Warrant and all warrants issued upon the partial exercise, transfer or division of or in substitution for this Warrant or any such warrant.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of this Warrant, provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

2.       Exercise

         2.1 Exercise Right; Manner of Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit A attached hereto, at the Principal Executive Office, and (ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price the "Total Exercise Price"). The Total Exercise Price shall be paid by check. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver the certificate(s) representing the Warrant Shares and a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax (as opposed to any income tax on the Holder with respect to such issuance) with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

         2.2      Net Exercise.

                  (a) Right to Convert. In addition to, and without limiting, the other rights of the Holder hereunder, the Holder shall have the right (the
"Conversion  Right") to convert  this  Warrant or any part hereof  into  Warrant
Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares
(the "Converted Warrant Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

                           X=  B-A
                              ------
                                Y
Where:   X=       The number of Warrant Shares to be issued to the Holder

         Y=       The Fair Market Value of one Warrant Share as of the Conversion Date

         B=       The Aggregate Fair Market Value (i.e., Fair Market Value x Converted
                  Warrant Shares)

         A=       The Aggregate Exercise Price (i.e., Exercise Price x Converted Warrant
                  Shares)

                  (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the Principal Executive Office, together with a Notice of Exercise specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Notice of Exercise, or on such later date as is specified in the Conversion Statement (the "Conversion Date"). Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax (as opposed to any income tax on the Holder) with respect thereto or any other cost incurred by the Company in connection with the conversion of this Warrant and the related issuance of Warrant Shares.

         2.3 Fractional Shares. The Company shall not issue fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of the Notice of Exercise or the Conversion Date, as applicable. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

3.       Warrant Records and Transfer

         3.1  Maintenance  of  Record  Books.  The  Company  shall  keep  at the
Principal Executive Office a record in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration and transfer of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

         3.2 Restrictions on Transfers.

                  (a) Compliance with Securities Act. Upon exercise of this Warrant, and unless a registration statement covering the issuance of the underlying Common Stock is on file with the Commission and currently effective, the Holder shall confirm in writing, by executing the form attached hereto as Exhibit B, that the shares of Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

                  (b) Certificate Legends. This Warrant, all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act), shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING

          THERETO,  OR (ii) AN  OPINION  OF  COUNSEL  FOR THE  HOLDER,
          REASONABLY   SATISFACTORY   TO  THE   COMPANY,   THAT   SUCH
          REGISTRATION IS NOT REQUIRED.

                  (c) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock issued upon exercise of this Warrant prior to registration under the Securities Act of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the circumstances thereof, together with a written opinion of the Holder's or Shareholder's counsel, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 3.2(c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonable request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  (d) Warrant Transfer Procedure. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit C, and surrender of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

                  (e) Termination of Restrictions. The restrictions imposed under this Section 3.2 upon the transferability of the Warrant and the shares of Common Stock acquired upon the exercise of this Warrant shall cease (i) with respect to the Common Shares acquired pursuant to the exercise of this Warrant only, if a registration statement covering the shares of Common Stock to be issued effective under the Securities Act at the time of such exercise, or (ii) if the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act, or (iii) if such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under Section 3.2(b). In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

4.       Antidilution Provisions

         4.1 Reorganization, Reclassification or Recapitalization of the Company. In case of (i) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in of Section 4.4 hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reorganization, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this
Warrant  or  any   portion   thereof   at  the  time  of  such   reorganization,
reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.1 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 4.1 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

         4.2 Splits and Combinations. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

         4.3 Reclassifications. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted. No adjustment shall be made pursuant to this Section 4.3 upon any conversion described in Section 4.1 hereof.

         4.4 Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate
Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

5.       Company's Call Option

         At any time (i) after two years from the date this Warrant is issued to the Purchaser, and (ii) while if the Fair Market Value of the Company's Common Stock is $5.00 or greater, the Company shall have a call option to repurchase the Warrant from the Purchaser at a purchase price equal to (i) the number of shares represented by the portion of the Warrant to which the Company is exercising its call option multiplied by (ii) the Fair Market Value minus the Exericise Price (the "Call Option"). In exercising its Call Option, the Company shall provide the Purchaser ten (10) days prior written notice stating that the Company intends to exercise its Call Option for a certain portion of the Warrant and all other warrants issued pursuant to the issuance of the Company's Series B Preferred Stock on a pro-rata basis. Such notice shall designate the date of exercise (the "Call Exercise Date") for the Call Option and the purchase price calculation which shall be made by using the Fair Market Value at the end of the NASDAQ trading day on such date. The Purchaser must return the Warrant, or any unexercised fraction thereof, to the Company within five (5) days from the Call Exercise Date. As soon as practicable upon receipt of the Warrant (but in no case more than five (5) days thereafter), the Company will send (i) a new Warrant, if applicable, of like tenor for the number of shares of Common Stock remaining, if any, after exercise by the Company of the Call Option, and (ii) funds equal to an amount determined using the formula stated in this Section 5 by a check, sent to the address of the Purchaser, as listed on the Company's records. After the Call Exercise Date the holder of this Warrant shall only have the right to receive the consideration described in the prior sentence and the portion of the Warrant so called shall be deemed terminated on the Call Exercise Date.

6.       Miscellaneous

         6.1 Holder Not a Shareholder. Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or (ii) to receive (x) dividends or any other distributions made to shareholders, (y) notice of or attend any meetings of shareholders of the Company, or (z) notice of any other proceedings of the Company.

         6.2 Enforcement Costs. If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

         6.3 Nonwaiver; Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

         6.4 Notices. Any notice, request, or other communications required or permitted hereunder shall be in writing and shall deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (a) if to the Holder or a Shareholder, to it at the last known address appearing on the books of the Company maintained for such purpose, or (b) if to the Company, to it at 101 Saginaw Drive, Redwood City, California 94063, attention: Chief Executive Officer, telephone (650) 261-9400, facsimile (650) 261-9468, with a copy (which will not constitute notice) to Thomas C. DeFilipps, Esq.,Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, telephone (650) 493-9300, facsimile (650) 493-6811. Any party hereto may by notice so given change its address for future notice hereunder. All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile, (ii) three days after deposit in the U.S. mails (as determined by reference to the postmark), if sent by mail, or (iii) upon delivery, if sent by courier or personal delivery.

         6.5 Successors and Assigns. This Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns.

         6.6      Severability.

                  (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

                  (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

         6.7 Integration. This Warrant was initially issued pursuant to that certain Series B Preferred Stock Subscription Agreement among the Company and the Holder hereof, entered inot of even date herein (the "Subscription Agreement"). The Subscription Agreement and the other documents entered into pursuant theret, including, without limitation, this Warrant, constitute the full and entire understanding and agreement between the parties hereto and thereto with regard to the subject matter hereof and thereof, and supersede any prior or contemporaneous understandings, agreements or representations between them that relate to the subject matter hereof or thereof.

         6.8 Waiver and Amendment. Any provision of this Warrant may be amended, waived, modified or verified, including by way of settlements or otherwise, upon the written consent of the Company and the holders of at least a Majority-in-Interest of all then outstanding Warrants issued pursuant to the Subscription Agreement.

         6.9 Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer on ________________, 1997.


                               TELEGEN CORPORATION



                               By: _____________________________________________


                               Name: ___________________________________________


                               Title: __________________________________________

                              SCHEDULE OF EXHIBITS


EXHIBIT A         -       Notice of Exercise (Section 2.1)

EXHIBIT B         -       Investment Representation Certificate (Section 3.2(a))

EXHIBIT C         -       Assignment Form (Section 3.2(d))

                                    EXHIBIT A

                             Notice of Exercise Form

                    (To be executed only upon partial or full
                        exercise of the attached Warrant)


         The undersigned registered Holder of the attached Warrant hereby irrevocably exercises the attached Warrant for and purchases shares of Common Stock of Telegen Corporation and herewith:

         (i) makes payment therefor in the amount of $____________________, all at the price and on the terms and conditions specified in the attached Warrant; or

         (ii)     makes a net exercise election.

         [Please circle either item (i) or item (ii)]

         The undersigned requests that a certificate (or _________ certificates in denominations of ________ shares) for the shares of Common Stock of Telegen Corporation hereby purchased be issued in the name of and delivered to (circle one) (a) the undersigned or (b) __________________, whose address is _____________________________________________________________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being purchased hereunder be issued in the name of and delivered to (circle one) (a) the undersigned or (b) ________________________, whose address is_________________________________________________________.


Dated: ___________________________ , 199__

Signature Guaranteed              ______________________________________________

                                  ______________________________________________

                                  By: __________________________________________
                                       (Signature of Registered Holder)

                                  Title: _______________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                      Investment Representation Certificate


Purchaser:      ________________________________________________________________

Company:        Telegen Corporation, a California corporation

Security:       Common Stock

Amount:         ________________________________________________________________

Date:           ________________________________________________________________

         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

         (b) The Purchaser understands that the Securities may have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

         (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased unless there exists an effective registration statement for such securities;

         (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

         (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: ______________________________, 199__

                                   PURCHASER:


                                   _____________________________________________

                                    EXHIBIT C

                                 Assignment Form

        (To be executed only upon the assignment of the attached Warrant)


         FOR VALUE RECEIVED, the undersigned registered Holder of the attached Warrant hereby sells, assigns and transfers unto ______________________________,
whose          address         is          _____________________________________
_____________________________________ all of the rights of the undersigned under the attached Warrant, with respect to _________________________________ shares of Common Stock of Telegen Corporation and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________________________ attorney to register such transfer on the books of Telegen Corporation maintained for the purpose, with full power of substitution in the premises.

Dated: _____________________, 199__

Signature Guaranteed              ______________________________________________

                                  ______________________________________________

                                  By: __________________________________________
                                       (Signature of Registered Holder)

                                  Title: _______________________________________

NOTICE: The signature to this Assignment must correspond with the name upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.